RENEWABLE ENERGY ACQUISITION CORP.

UNDERWRITING AGREEMENT

________________, 2007

Crusader Securities, LLC
230 Park Avenue, Suite 1000
New York, NY 10169

Dear Sirs:

Pursuant to the terms of this Underwriting Agreement, Renewable Energy Acquisition Corp., a Nevada corporation (the "Company"), hereby confirms its agreement with Crusader Securities, LLC (the "Underwriter") as follows:

  1.  Appointment of Underwriter. The Company hereby appoints the Underwriter, on all the terms and conditions hereinafter set forth, as the Company's exclusive agent to use its best efforts to sell on behalf of the Company 1,000,000 Units and a maximum of 2,000,000 Units at $6.00 per Unit on a “best efforts” basis. The offering of Units contemplated hereby may sometimes be referred to as the "Offering."

Each unit consists of one share of the Company’s common stock, $0.001 par value per share ("Common Stock"), and two redeemable common stock purchase warrants (the "Warrant(s)"; together, the Common Stock and two Warrants are sometimes referred to as a “Unit(s)”). The shares of Common Stock and the Warrants included in the Units will not be separately transferable until 90 days after the effective date (“Effective Date”) of the Registration Statement (as defined in Paragraph 2(a) hereof) unless the Underwriter informs the Company of its decision to allow earlier separate trading, but in no event will the Underwriter allow separate trading until the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of a Form 8-K by the Company which includes such balance sheet.

(a)  The Warrants. Each Warrant shall entitle the holder to purchase one share of Common Stock at $5.00 per share, subject to adjustment. Each Warrant is exercisable commencing on the later of the date the Company completes a business combination or one year following the effective date of the Registration Statement, as defined in Paragraph 2(a) (the "Effective Date") until their expiration four years after the Effective Date. The shares of Common Stock issuable upon the exercise of the Warrants are hereinafter referred to as the "Warrant Shares."

(b)  Underwriter's Option. At the closing of the sale referred to in Paragraph 4, the Company will sell to the Underwriter for a purchase price of $100.00, (i) an option (the “Underwriter’s Option”) to purchase 5 Units ("Underwriter's Units") for every 100 Units actually sold as part of the best efforts public offering. The Underwriter’s Units shall be the same as the Units offered to the public, except that the price of the Underwriter’s Units shall be $6.60 per Unit (110% of the public price), and the exercise price of the underlying warrants (the “Underwriter’s Warrants”) shall be $6.25 per share (125% of the public price). The Underwriter’s Option and the Underwriter’s Warrants shall be non-exercisable and non-transferable other than to (i) officers of the Underwriter, and (ii) members of the selling group and their officers or partners, for a period of 12 months following the Effective Date. If the Underwriter's Option or the Underwriter's Warrants are not exercised during their term, they shall, by their terms, automatically expire. The Underwriter's Units, and the Common Stock and Warrants issuable thereunder, shall be registered for sale to the public and shall be included in the Registration Statement filed in connection with the Offering.

2.  Representations and Warranties of the Company.  The Company represents and warrants to the Underwriter that:

(a)	Filing of Registration Statement.

(i) Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (“Commission”) a registration statement and an amendment or amendments thereto, on Form ____ (File No. _________ ), including any related preliminary prospectus (“Preliminary Prospectus”), for the registration of the Public Securities under the Securities Act of 1933, as amended (“Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (“Regulations”) of the Commission under the Act. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” The Registration Statement has been declared effective by the Commission on the date hereof.

(ii) Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number ______________) providing for the registration under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of the Units, the Common Stock and the Warrants. The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. As used in this Agreement, “Pricing Disclosure Package” means, as of the date hereof, the most recent Preliminary Prospectus.

(c)  No Stop Orders, Etc. Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

(d)  Disclosures in Registration Statement.

(i) 10b-5 Representation. At the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date the Registration Statement and the Prospectus does and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations; neither the Registration Statement, the Pricing Disclosure Package, nor the Prospectus, nor any amendment or supplement thereto, on such dates, does or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Paragraph 2(d)(i) does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

(ii) Disclosure of Agreements. The agreements and documents described in the Registration Statement and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Prospectus, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in breach or default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(iii) Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the Company’s formation, except as disclosed in the Registration Statement.

(iv) Regulations. The disclosures in the Registration Statement concerning the effects of Federal, State and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact.

(e) Changes After Dates in Registration Statement.

(i)  No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, and (iii) no member of the Company’s management has resigned from any position with the Company.

(ii)  Recent Securities Transactions, Etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

(f) Independent Accountants. S.W. Hatfield & Associates, whose report is filed with the Commission as part of the Registration Statement, are independent accountants as required by the Act and the Regulations. S.W. Hatfield & Associates has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(g) Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The summary financial data included in the Registration Statement and the Prospectus present fairly the information shown thereon and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement or the Prospectus. The Registration Statement discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

(h)  Authorized Capital; Options; Etc. The Company had at the date or dates indicated in the Prospectus duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. Based on the assumptions stated in the Registration Statement and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

(i) Valid Issuance of Securities; Etc.

(i) Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the pre-emptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Common Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

(ii) Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement. When issued, the Underwriter’s Option, the Underwriter’s Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Underwriter’s Option, the Underwriter’s Warrants and the Warrants are enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(j) Registration Rights of Third Parties. Except as set forth in the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

(k) Validity and Binding Effect of Agreements. This Agreement, the Underwriter’s Option (as defined in Paragraph 1(b) hereof), the Trust Agreement (as defined in Paragraph 2(y) hereof), and the Escrow Agreement (as defined in Paragraph 2(w)(ii) hereof) have been duly and validly authorized by the Company and when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(l) No Conflicts, Etc. The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Underwriter’s Option, the Trust Agreement, and the Escrow Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement referred to in this Agreement; (ii) result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

(m)  No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Articles of Incorporation or Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

(n)  Corporate Power; Licenses; Consents.

(i)  Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Prospectus. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on this offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii)  Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Underwriter’s Option, the Trust Agreement and the Escrow Agreement and as contemplated by the Prospectus, except with respect to applicable federal and state securities laws.

(o)  D&O Questionnaires. To the best of the Company’s knowledge, all information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s stockholders immediately prior to the Offering (the “Initial Stockholders”) and provided to the Underwriters is true and correct and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Initial Stockholder to become inaccurate and incorrect.

(p) Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any Initial Stockholder, which has not been disclosed in the Registration Statement or the Questionnaires.

(q)  Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

(r) Stop Orders. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any part thereof and has not threatened to issue any such order.

(s) Transactions Affecting Disclosure to FINRA.

(i) Finder’s Fees. Except as described in the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Initial Stockholder with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the best of the Company’s knowledge, any Initial Stockholder that may affect the Underwriters’ compensation, as determined by the Financial Industry Regulatory Authority (“FINRA”).

(ii)  Payments Within Twelve Months. Other than payments to the Underwriter, the Company has not within the twelve months prior to the Effective Date made any direct or indirect payments (in cash, securities or otherwise) (i) to any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company, (ii) to any FINRA member or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member.

(iii)  Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein and except as may be paid in connection with a Business Combination as contemplated by the Prospectus.

(iv)  Insiders’ FINRA Affiliation. No officer, director or any beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Underwriter and its counsel if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock is or becomes an affiliate or associated person of an FINRA member participating in the offering.

(t) Foreign Corrupt Practices Act. Neither the Company nor any of the Initial Stockholders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

(u)  Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

(v) Warrant Agent Agreement. The Company has entered into a warrant agreement with respect to the Warrants with Inter-West Transfer Company substantially in the form annexed as Exhibit 4.4 to the Registration Statement (“Warrant Agreement”).

(w) Agreements With Initial Stockholders.

(i)  Insider Letters. The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) annexed as Exhibits 10.1 through 10.4 and 10.12 and 10.15 to the Registration Statement (“Insider Letters”), pursuant to which each of the Initial Stockholders of the Company agrees to certain matters, including but not limited to, certain matters described as being agreed to by them in the Prospectus.

(ii)  Escrow Agreement. The Company has caused the Initial Stockholders to enter into an escrow agreement (“Escrow Agreement”) with Interwest Transfer Company, Inc. (“Escrow Agent”) substantially in the form annexed as Exhibit 10.10 to the Registration Statement, whereby the Common Stock owned by the Initial Stockholders will be held in escrow by the Escrow Agent, until the earlier of (i) the date the Company consummates a merger, stock exchange, asset acquisition or other similar business combination (as described more fully in the Company’s Registration Statement), (ii) the liquidation of the Company, and (iii) the date that is three years following the date of the Prospectus. During such escrow period, the Initial Stockholders shall be prohibited from selling or otherwise transferring such shares (except to spouses and children of Initial Stockholders and trusts established for their benefit and as otherwise set forth in the Escrow Agreement) but will retain the right to vote such shares. To the Company’s knowledge, the Escrow Agreement is enforceable against each of the Initial Stockholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, any agreement or instrument to which any of the Initial Stockholders is a party. The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Underwriter.

(x) Intentionally Omitted.

(y)  Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering substantially in the form annexed as Exhibit 10.11 to the Registration Statement.

(z)  Covenants Not to Compete. No Initial Stockholder, employee, officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an Initial Stockholder, employee, officer and/or director of the Company.

(aa) Investment Company Act; Investments. The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations. The Company is not, nor will the Company become upon the sale of the Units and the application of the proceeds therefore as described in the Prospectus under the caption “Use of Proceeds”, an “investment company” or a person controlled by an “investment company” within the meaning of the Investment Company Act. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act) of the Company’s total assets (exclusive of cash items and “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act) consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than the Government Securities.

(bb) Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

(cc)  Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Prospectus that have not been described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors or Initial Stockholders of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

(dd) No Distribution of Offering Material. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

(ee) Title to Assets. Except as set forth in the Registration Statement and Prospectus, the Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrances, claim or equitable interest, other than such as would not have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company.

(ff) Taxes. The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company’s knowledge, might be asserted against the Company that might have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company, and all material tax liabilities are adequately provided for on the books of the Company.

3. Covenants of the Company. The Company covenants and agrees that:

(a) It will deliver to the Underwriter, without charge, two fully signed copies of the Registration Statement and of each amendment or supplement thereto, including all financial statements and exhibits.

(b) The Company has delivered to the Underwriter, without charge, as many copies as the Underwriter has requested of each Preliminary Prospectus heretofore filed with the Commission in accordance with and pursuant to the Commission's Rule 430 under the Act, and will deliver to the Underwriter and to any Selected Dealer (as hereinafter defined), without charge, on the Effective Date of the Registration Statement, and thereafter from time to time during such reasonable period as the Underwriter may request if, in the opinion of counsel for the Underwriter, the Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as the Underwriter may request for the purposes contemplated by the Act. The Company will take all necessary actions to furnish to whomever the Underwriter directs, when and as requested by the Underwriter, all necessary documents, exhibits, information, applications, instruments and papers as may be reasonably required or, in the opinion of counsel to the Underwriter are desirable in order to permit or facilitate the sale of the Common Stock and Warrants.

(c) The Company has authorized the Underwriter to use, and make available for use by prospective dealers, the Preliminary Prospectus, and authorizes the Underwriter, and all dealers selected by the Underwriter in connection with the distribution of the Common Stock and Warrants (the "Selected Dealers") to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Common Stock and Warrants in accordance with the applicable provisions of the Act, the applicable Regulations and applicable state law, until completion of the distribution of the Common Stock and Warrants and for such longer period as the Underwriter may request if the Prospectus is required under the Act, the applicable Regulations or applicable state law to be delivered in connection with sales of the Common Stock and Warrants by the Underwriter or the Selected Dealers.

(d) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Underwriter immediately, and confirm the notice in writing: (i) when the Registration Statement or any post-effective amendment thereto becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceedings for that purpose; (iii) of the suspension of the qualification of the Common Stock and Warrants and the Underwriter's Option and the Underwriter's Warrants, or underlying securities, for offering or sale in any jurisdiction or of the initiating, or the threatening, of any proceeding for that purpose; and (iv) of the receipt of any comments from the Commission. If the Commission shall enter a stop order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

(e) During the time when a prospectus is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Regulations, as from time to time in force, as necessary to permit the continuance of sales of or dealings in the Common Stock and Warrants in accordance with the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Common Stock and Warrants is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company and counsel for the Underwriter, the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act and will furnish to the Underwriter copies thereof.

(f) The Company will endeavor in good faith, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Common Stock and Warrants for offering and sale under the securities laws or blue sky laws of such jurisdictions as the Underwriter may reasonably designate. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriter agrees that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction.

(g) The Company will make generally available to its security holders, as soon as practicable, but in no event later than the first day of the fifteenth full calendar month following the Effective Date of the Registration Statement, an earnings statement of the Company, which will be in reasonable detail but which need not be audited, covering a period of at least twelve months beginning after the Effective Date of the Registration Statement, which earnings statements shall satisfy the requirements of Section 11(a) of the Act and the Regulations as then in effect. The Company may discharge this obligation in accordance with Rule 158 of the Regulations.

(h) During the five year period commencing on the Effective Date of the Registration Statement, the Company will furnish to its stockholders an annual report (including financial statements audited by its independent public accountants), in reasonable detail, and, at its expense, furnish the Underwriter if so requested (i) within 105 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its then consolidated subsidiaries and a separate balance sheet of each subsidiary of the Company the accounts of which are not included in such consolidated balance sheet as of the end of such fiscal year, and consolidated statements of operations, stockholder's equity and cash flows of the Company and its consolidated subsidiaries and separate statements of operations, stockholder's equity and cash flows of each of the subsidiaries of the Company the accounts of which are not included in such consolidated statements, for the fiscal year then ended, all in reasonable detail and all certified by independent accountants (within the meaning of the Act and the Regulations), (ii) within 50 days after the end of each of the first three fiscal quarters of each fiscal year, similar balance sheets as of the end of such fiscal quarter and similar statements of operations, stockholder's equity and cash flows for the fiscal quarter then ended, all in reasonable detail, and subject to year end adjustment, all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles applied on a consistent basis, (iii) as soon as available, each report furnished to or filed with the Commission or any securities exchange and each report and financial statement furnished to the Company's shareholders generally and (iv) as soon as available, such other material as the Underwriter may from time to time reasonably request regarding the financial condition and operations of the Company and its subsidiaries.

(i) For a period of three years from the Closing Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to consult with the Company concerning the Company's financial statements for each of the first three quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q (or 10Q-SB) quarterly report and the mailing of quarterly financial information to stockholders. The purpose of such consultation is to obtain the assistance and input of such accountants so that each of such financial statements will comply in all material respects with the applicable accounting requirements of the Exchange Act and the regulations promulgated thereunder and will be fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the then most recently audited financial statements of the Company. It is not the intended purpose of this provision that such accountant's audit or review such financial statements within the meaning of the AICPA's Statement on Auditing Standards or that such accountants issue any report to the Company or the Underwriter.

(j) Prior to the Closing Date, the Company will not issue, directly or indirectly, without the Underwriter's prior written consent and that of counsel for the Underwriter, which consent shall not be unreasonably withheld, any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to this Offering, other than promotion of its products in the ordinary course of business; provided, however, that if a press release is required as a matter of law or prudent corporate disclosure posture, the Company may make said press release without consent.

(k) It will deliver to the Underwriter prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date of the Registration Statement and will not file any such amendment or supplement to which the Underwriter shall reasonably object after being furnished such copy.

(l) During the period of 120 days commencing on the date hereof, the Company will not at any time take, directly or indirectly, any action designed to, or which will constitute or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock and Warrants to facilitate the sale or resale of any of the Common Stock and Warrants.

(m) The Company will not, without the Underwriter's prior written consent, issue or sell, or contract to sell or otherwise dispose of any of its securities, except sales of the Common Stock and Warrants (and the Common Stock underlying the Warrants) pursuant to this Agreement and except for stock options under the Company's stock option plan and outstanding warrants, or as otherwise described in the Prospectus for a period of 120 days after the commencement of the Offering.

(n) The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described in "Use of Proceeds" in the Prospectus.

(o) Counsel for the Company, the Company's accountants, and the officers and directors of the Company will, respectively, furnish the opinions, the letters and the certificates referred to in subsections of Paragraph 9 hereof, and, in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Common Stock and Warrants or any amendment or supplement to the Prospectus relating to the offering of the Common Stock and Warrants subsequent to the Effective Date of the Registration Statement, whether pursuant to subsection (j) herein or otherwise, such counsel, such accountants, such officers and directors will, at the time of such filing or at such subsequent time as the Underwriter shall specify, so long as securities being registered by such amendment or supplement are being underwritten by the Underwriter, respectively, furnish to the Underwriter such opinions, letters and certificates, each dated the date of its delivery, of the same nature as the opinions, the letters and the certificates referred to in said Paragraph 9, respectively, as the Underwriter may reasonably request, or, if any such opinion or letter or certificate cannot be furnished by reason of the fact that such counsel or such accountants or any such officer or director believes that the same would be inaccurate, such counsel or such accountants or such officer or director will furnish an accurate opinion or letter or certificate with respect to the same subject matter.

(p) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

(q) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued Shares which are issuable upon exercise of the Warrants and issuable upon exercise of the Underwriter's Option and Underwriter's Warrants (including the underlying securities) outstanding from time to time.

(r) Following the Effective Date and from time to time thereafter, so long as the Warrants are outstanding, the Company will timely prepare and file at its sole cost and expense one or more post-effective amendments to the Registration Statement or a new registration statement as required by law as will permit Warrant holders to be furnished with a current prospectus in the event Warrants are exercised, and to use its best efforts and due diligence to have same be declared effective. Such post-effective amendments or new registration statements shall also register the Underwriter's Option and Underwriter's Warrants and all the securities underlying such Underwriter's Option and Underwriter's Warrants as provided in the Underwriter's Option and Underwriters Warrants. The Company will deliver a draft of each such post-effective amendment or new registration statement to the Underwriter at least ten days prior to the filing of such post-effective amendment or registration statement.

(s) Following the Effective Date and from time to time thereafter so long as any of the Warrants remain outstanding, the Company will timely deliver and supply to its warrant agent sufficient copies of the Company's current Prospectus, as will enable such warrant agent to deliver a copy of such Prospectus to any Warrant or other holder where such Prospectus delivery is by law required to be made.

(t) So long as any of the Warrants remain outstanding, the Company shall continue to employ the services of a firm of registered independent certified public accountants reasonably acceptable to the Underwriter in connection with the preparation of the financial statements to be included in any registration statement to be filed by the Company hereunder, or any amendment or supplement thereto. Notwithstanding the foregoing, S.W. Hatfield & Associates, or any accounting firm of national recognition shall be acceptable to the Underwriter.

(u) So long as any of the Warrants remain outstanding, the Company shall continue to appoint a warrant agent for the Warrants, who shall be reasonably acceptable to the Underwriter.

(v) Commencing on the Effective Date, the Company shall have entered into a mergers and acquisitions agreement (the "Mergers and Acquisitions Agreement") with the Underwriter in form reasonably satisfactory to the Underwriter.

(w) The Common Stock and Warrants shall be listed on the OTC Bulletin Board as soon as practicable on or after the Closing Date. After the Closing Date, the Company will effect and use its best efforts to maintain such listing (unless the Company is acquired or is listed on either the New York Stock Exchange or American Stock Exchange) for at least five years from the date of this Agreement.

(x) The Company has applied for listing in Standard and Poors Corporation Reports and shall use its best efforts to have the Company included in such publications for at least five years after the Effective Date.

(y) The Company agrees not to file a registration statement on Form S-8 or any similar form currently in effect or which may be hereafter adopted pursuant to the Act, during the twenty-four months following the Effective Date without prior written consent of the Underwriter.

4.  Appointment of Agent to Sell the Units.

(a)  Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warrants and agreements herein contained, the Company hereby appoints the Underwriter as its exclusive agent for a period of three months from the Effective Date, subject to an extension by mutual agreement of the Company and the Underwriter for an additional period not to exceed two months, to sell the Units, and the Underwriter, on the basis of the representations and warranties of the Company herein, accepts such appointment on a "best efforts, all or none" basis with respect to the first 1,000,000 Units, and a "best efforts" basis with respect to the remaining 1,000,000 Units. The price at which the Underwriter shall sell the Units to the public, as agent for the Company, shall be $6.00 per Unit, and the Company shall pay a commission of $0..42 in respect of such Units sold on behalf of the Company by the Underwriter.

(b)  Provided that 1,000,000 of the Units are sold and paid for, the Company agrees to pay the Underwriter a non-accountable expense allowance equal to 3% of the gross proceeds of the offering, subject to Paragraph 8 herein.

(c)  It is a condition of this Agreement that the Underwriter shall use its best efforts to sell the Units on behalf of the Company, that the Underwriter will instruct investors to make all remittances payable to the Escrow Agent (hereinafter defined) and that any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any underwriting commission or any dealer concession or otherwise, shall be forthwith deposited in a non-interest bearing escrow account with ___________________, as Escrow Agent, pursuant to the terms of an Escrow Agreement entered into by and among the Company, the Underwriter and the Escrow Agent, no later than 12 noon of the next business day after receipt. In the event at least 1,000,000 Units are not sold within three months from the Effective Date, or following the expiration of an additional two-month period if so agreed in writing by the Company and the Underwriter (with an additional ten business days to permit clearance of the funds in escrow), all funds will be promptly refunded to the subscribers in full, without deduction therefrom or interest thereon. During the period of escrow, subscribers will not have the right to demand a refund of their subscriptions. Certificates will be issued to purchasers only if proceeds from the sale of at least 1,000,000 Units are released from escrow to the Company or as directed by the Company. Until such time as the funds have been released, such purchasers, if any, will be deemed subscribers and not shareholders. The funds in escrow will be held for the benefit of those subscribers until released to the Company and will not be subject to creditors of the Company or for the expenses of this offering.

(d)  In the event of the sale of at least 1,000,000 Units such concessions from the public offering price may be allowed to selected dealers and members of the Financial Industry Regulatory Authority ("FINRA") as the Underwriter determines, within the limits set forth in the Prospectus.

5.  Delivery and Payment.

(a)  Delivery of the shares of Common Stock and Warrants against payment therefor shall take place at the offices of Crusader Securities, LLC, (or at such other place as may be agreed to by the Company and Underwriter) at 10:00 A.M., New York time, on such date after the Registration Statement has become effective as the Underwriter shall designate, such time and date of payment for and delivery of the Units being herein called the "Closing Date".

(b)  The Company will make the certificates for the shares of Common Stock and Warrants to be sold hereunder available to the Underwriter for inspection at least two full business days prior to the Closing Date at the offices of the Company's transfer agent. The certificates shall be in such names and denominations as the Underwrtier may request, at least two full business days prior to the Closing Date.

6.  Offering the Units On Behalf of the Company. It is understood that the Underwriter proposes to offer the Units to the public on a best efforts basis, solely as agent for the Company, upon the terms and conditions set forth in the Registration Statement. The Underwriter shall commence making such offer as agent for the Company on the Effective Date or as soon thereafter as the Underwriter deems advisable.

7.  Selected Dealers. The Underwriter may offer and sell the Common Stock and Warrants for the Company's account through Selected Dealers registered with FINRA, as selected by the Underwriter in accordance with a form of Selected Dealer Agreement, pursuant to which the Underwriter may allow a concession (out of the underwriting commission) in the event of the sale of at least 1,000,000 Units within the limits to be set forth in the Prospectus, but all such sales by Selected Dealers shall be made by the Company, acting through the Underwriter as agent, and not for the account of the Underwriter.

8.  Payment of Expenses.

(a)  Upon the sale of Units contemplated in this Offering, the Company will pay and bear all costs, fees, taxes and expenses incident to the performance of this Agreement by the Company, including but not limited to: (i) the issuance, offer, sale and delivery of the Common Stock and Warrants, including all expenses and fees incident to the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement (including all exhibits thereto), each Preliminary Prospectus, the Prospectus, and amendments and post-effective amendments thereof and supplements thereto, and this Agreement and related documents, Preliminary and Final Blue Sky Memoranda, including the cost of preparing and printing all copies thereof to be printed by a financial printer selected by the Underwriter in quantities deemed necessary by the Underwriter; (ii) the preparing and printing of one "Tombstone" advertisement in the Wall Street Journal (iii) the printing, engraving, issuance and delivery of the Common Stock, Warrants, Warrant Shares, Underwriter's Option and Underwriter's Warrants and the securities underlying the Underwriter's Option and Underwriter's Warrants, including any transfer or other taxes payable thereon in connection with the original issuance thereof; (iv) the qualification of the Common Stock and Warrants under the state or foreign securities or "Blue Sky" laws selected by the Underwriter and the Company, plus the filing fees for such states; (v) fees and disbursements of counsel and accountants for the Company; (vi) the filing fees payable to the Commission and the FINRA; (vii) any other expenses incurred by the Company on behalf of the Company; (viii) any listing of the Common Stock and Warrants on the Over the counter bulletin board; and, subject to the sale of at least the minimum number of Units: (ix) the cost of preparing and delivering to the Underwriter and its counsel three (3) bound volumes containing copies of all documents and appropriate correspondence filed with or received from the Commission and the FINRA, and all closing documents; (x) the preparation, binding and delivery of transaction “bibles,” in form and style reasonably satisfactory to the Underwriter and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Underwriter; and (xi) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Paragraph 8(a).

(b)  In addition to the expenses to be paid and borne by the Company referred to in Paragraph 8(a) above, if 1,000,000 Units are sold as provided by this Agreement, the Company shall reimburse the Underwriter at closing for expenses incurred by the Underwriter in connection with the Offering (for which the Underwriter need not make any accounting of), in the amount of 3% of the price to the public of each Unit sold in the Offering. This 3% non-accountable expense allowance shall cover the fees of the Underwriter's legal counsel, but shall not include any expenses for which the Company is responsible under Paragraph 8(a) above, including the reasonable fees and disbursements of the Underwriter's legal counsel with respect to Blue Sky matters. As of the date hereof, $10,000 has been advanced by the Company to the Underwriter with respect to such non-accountable expense allowance.

(c)  If the transactions contemplated hereby are not consummated for any reason whatsoever, or in the event that the Company does not or cannot, for any reason whatsoever, expeditiously proceed with the Offering, or if any of the representations, warranties or covenants contained in this Agreement are not materially correct or cannot be complied with by the Company, or business prospects or obligations of the Company are adversely affected and the Company does not commence or continue with the Underwriting at any time or terminates the proposed transaction prior to the closing of this Agreement, the Company shall reimburse the Underwriter on an accountable basis for all out-of-pocket expenses actually incurred in connection with the Underwriting, this Agreement and all of the transactions hereby contemplated, including, without limitation, the Underwriter's legal fees and expenses, up to an aggregate total of $10,000 less such sums which have already been paid.

9.  Conditions of Underwriter's Obligations. The Obligations of the Underwriter to consummate the transactions contemplated by this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, the accuracy of the statements of the Company and its officers and directors made pursuant to the provisions hereof, and to the performance by the Company of its covenants and agreements hereunder and under each certificate, opinion and document contemplated hereunder and to the following additional conditions:

(a)  The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by the Underwriter and, on or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Common Stock and Warrants under the securities laws of any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or to the Underwriter's knowledge or the knowledge of the Company, shall be contemplated by the Commission or any such authorities of any jurisdiction and any request on the part of the Commission or any such authorities for additional information shall have been complied with to the reasonable satisfaction of the Commission or such authorities and counsel to the Underwriter and after the date hereof no amendment or supplement shall have been filed to the Registration Statement or Prospectus without the Underwriter's prior consent.

(b)  The Registration Statement or the Prospectus or any amendment thereof or supplement thereto shall not contain an untrue statement of a fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)  Between the time of the execution and delivery of this Agreement and the Closing Date, there shall be no litigation instituted against the Company or any of its officers or directors and between such dates there shall be no proceeding instituted or, to the Company's knowledge, threatened against the Company or any of its officers or directors before or by any federal, state or county commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a material adverse effect on the Company or its business, business prospects or properties, or have a material adverse effect on the financial condition or results of operations of the Company.

(d)  Each of the representations and warranties of the Company contained herein and each certificate and document contemplated under this Agreement to be delivered to the Underwriter shall be true and correct at the Closing Date as if made at the Closing Date, and all covenants and agreements contained herein and in each such certificate and document to be performed on the part of the Company, and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company at or prior to the Closing Date shall be fulfilled or complied with.

(e)  At the Closing Date, the Underwriter shall have received the opinion of Parsons Behle & Latimer, counsel to the Company, dated such Closing Date, addressed to the Underwriter and in form and substance satisfactory to counsel to the Underwriter, and such counsel may rely upon certificates given to them from such persons that they deem appropriate, to the effect that:

(i)  The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, with full corporate power and authority, and all necessary and material licenses, permits, certifications, registrations, approvals, consents and franchises of and from all government and regulatory officials and bodies to own or lease and operate their properties and to conduct their business as described in the Registration Statement. Such licenses, permits, certifications, registrations, approvals, consents and franchises are in full force and effect and the Company is in compliance therewith in all material respects. The Company and each of its subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions wherein such qualification is necessary and failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company and its subsidiaries;

(ii)  The Company has full corporate power and authority to execute, deliver and perform the Underwriting Agreement, the Warrant Agreement and the Underwriter's Option and the Underwriter's Warrants and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants have been duly authorized by all necessary corporate action, and each of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants has been duly executed and delivered by the Company. Each of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants is a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

(iii)  The execution, delivery and performance of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option and the Underwriter's Warrants do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in a violation of the articles of incorporation or by-laws of the Company or any of its subsidiaries, (B) to the best of such counsel's knowledge, result in a breach of, or conflict with, any terms or provisions of or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, note, contract, commitment or other material agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries or any of its properties or assets are or may be bound or affected; (C) to the best of such counsel's knowledge violate any existing applicable law, rule or regulation or judgment, order or decree known to such counsel of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or its subsidiaries or any of its properties or business; or (D) to the best of such counsel's knowledge, have any material adverse effect on any material permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate its properties and to conduct its business or the ability of the Company or its subsidiaries to make use thereof;

(iv)  To the best of such counsel's knowledge, no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body (other than under the Act, the Regulations and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Common Stock, the Warrants, the Warrant Shares, or the Underwriter's Option and the Underwriter's Warrants, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Warrant Agreement, the Underwriter's Option or the Underwriter's Warrants;

(v)  The Registration Statement was declared effective under the Act on ______________, 2007; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

(vi)  The Registration Statement and the Prospectus, as of the Effective Date (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel expresses no opinion), comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

(vii)  The description in the Registration Statement and the Prospectus of statutes, regulations, contracts and other documents have been reviewed by such counsel, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and there are no material statutes or regulations, or, to the best of such counsel's knowledge, material contracts or documents, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not so described or filed as required;

(viii)  None of the material provisions of the contracts or instruments described above violates any existing applicable law, rule or regulation or judgment, order or decree known to such counsel of any United States governmental agency or court having jurisdiction over the Company or its subsidiaries or any of its assets or businesses;

(viii)  The outstanding Common Stock has been duly authorized and validly issued. The outstanding Common stock is fully paid and nonassessable. None of the outstanding Common Stock has been issued in violation of the preemptive rights of any shareholder of the Company. None of the holders of the outstanding Common Stock is subject to personal liability solely by reason of being such a holder. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or issued in reliance upon exemptions from such registration requirements. The authorized Common Stock conforms to the description thereof contained in the Registration Statement and Prospectus. To the best of such counsel's knowledge, except as set forth in the Prospectus, no holder of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Act;

(ix)  The issuance and sale of the Common Stock, the Warrants, the Warrant Shares, the Underwriter's Option and the Underwriter's Warrants have been duly authorized and when issued and paid for, will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The Common Stock is not subject to preemptive rights of any stockholder of the Company. The certificates representing the securities are in proper legal form;

(x)  To the best of such counsel's knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or its subsidiaries, or involving their properties or business, other than as described in the Prospectus, such description being accurate, and other than litigation incident to the kind of business conducted by the Company which, individually and in the aggregate, is not material, and, except as otherwise disclosed in the Prospectus and the Registration Statement, the Company and its subsidiaries are not in violation of any applicable federal and state laws, statutes and regulations concerning its business;

(xv)  Such counsel has participated in reviews and discussions in connection with the preparation of the Registration Statement and the Prospectus, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as otherwise set forth in the opinion), in the course of such reviews and discussions and such other investigation as they deemed necessary, no facts came to their attention which lead them to believe that (A) the Registration Statement (except as to the financial statements and other financial data contained therein, as to which such counsel expresses no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, or that (B) the Prospectus (except as to the financial statements and other financial data contained therein, as to which such counsel expresses no opinion) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading;

(f)  INTENTIONALLY LEFT BLANK.

(g)  On or prior to the Closing Date, counsel for the Underwriter shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in subparagraph (e) of this Paragraph 9, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

(h)  Prior to the Closing Date:

(i)  There shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company, other than as contemplated in the Registration Statement, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus;

(ii)  There shall have been no transaction, outside the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is material to the Company, which is either (x) required to be disclosed in the Prospectus or Registration Statement and is not so disclosed, or (y) likely to have material adverse effect on the Company's business or financial condition;

(iii)  The Company shall not be in default under any material provision of any instrument relating to any outstanding indebtedness;

(iv)  No material amount of the assets of the Company shall have been pledged, mortgaged or otherwise encumbered, except as set forth in the Registration Statement and Prospectus;

(v)  No action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company or affecting any of its properties or businesses before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, prospects or financial condition or income of the Company, taken as a whole, except as set forth in the Registration Statement and Prospectus;

(vi) No stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company's knowledge, threatened by the Commission; and

(vii)  Each of the representations and warranties of the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to the Underwriter was, when originally made and is at the time such certificate is dated, true and correct.

(i)  Concurrently with the execution and delivery of this Agreement and at the Closing Date, the Underwriter shall have received a certificate of the Company signed by the Chief Executive Officer of the Company and the principal financial officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in subparagraph (h) above have been satisfied that, as of the Closing Date, the representations and warranties of the Company set forth in Paragraph 2 herein and the statements in the Registration Statement and Prospectus were and are true and correct. Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

(j)  At the time this Agreement is executed, and at the Closing Date, the Underwriter shall have received letters, addressed to the Underwriter and in form and substance satisfactory in all respects (including the nonmaterial nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriter and counsel for the Underwriter, from S.W. Hatfield & Associates , dated as of the date of this Agreement and as of the Closing Date:

(i)  Confirming that they are independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii)  Stating that in their opinion the financial statements of the Company included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii)  Stating that, on the basis of a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, they have been advised by the Company officials that (a) the unaudited financial statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement and (b) at a date not later than five days prior to the Closing Date there was no change in the capital stock or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the June 30, 2007, balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any decrease, setting forth the amount of such decrease;

(iv)  Stating that they have carried out certain specified procedures (specifically set forth in such letter or letters) as specified by the Underwriter not constituting an audit, with respect to certain tables, statistics and other financial data in the Prospectus specified by the Underwriter and compared them with, either the audited financial statements filed with and as a part of the Prospectus and covered by their report included therein, or other financial data, specified by the Underwriter, not included in the Prospectus but from which information in the Prospectus is derived, and which have been obtained directly from the general accounting records of the Company, or indirectly from such accounting records by analysis or computation, and having compared such tables, statistics and other financial data with such audited financial statements or the accounting records of the Company, stating that they have found such tables, statistics and other financial data to agree therewith; and

(v)  Stating such other matters incident to the transaction contemplated hereby as the Underwriter may reasonably request.

(vi) Stating that they have not provided the Company’s management with any written communication in accordance with Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit.”

(k)  All proceedings taken in connection with the authorization, issuance or sale of the Common Stock, Warrants, Warrant Shares, the Underwriter's Option and Underwriter's Warrants as herein contemplated shall be satisfactory in form and substance to the Underwriter and to counsel to the Underwriter, and the Underwriter shall have received from such counsel an opinion, dated as the Closing Date with respect to such of these proceedings as the Underwriter may reasonably require.

(l)  The Company shall have furnished to the Underwriter such certificates, additional to those specifically mentioned herein, as the Underwriter may have reasonably requested in a timely manner as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered to the Underwriter, as to the performance by the Company of its obligations hereunder and under each such certificate and document or as to the fulfillment of the conditions concurrent and precedent to the Underwriter's obligations hereunder.

10. Indemnification and Contribution.

(a)  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter ("controlling person") within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages, actions and expenses or liability, joint or several, whatsoever (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), joint or several, to which it or such controlling persons may become subject under the Act, the Exchange Act or under any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Preliminary Prospectus or the Prospectus (as from time to time amended and supplemented); in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Warrant Shares of the Company issued or issuable upon exercise of the Warrants, or Underwriter's Warrant Shares upon exercise of the Underwriter's Option and Underwriter's Warrants; or in any application or other document or written communication (in this Paragraph 10 collectively called "application") executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock, Warrants, Warrant Shares, Underwriter's Option and Underwriter's Warrants (including the Shares issuable upon exercise of the Underwriter’s Warrants) under the securities laws thereof or filed with the Commission or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon or in conformity with information furnished to the Company by or on behalf of the Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in application, as the case may be. Notwithstanding the foregoing, the Company shall have no liability under this Paragraph 10(a) if any such untrue statement or omission made in a Preliminary Prospectus, is cured in the Prospectus and the Underwriter failed to deliver to the person or persons alleging the liability upon which indemnification is being sought, at or prior to the written confirmation of such sale, a copy of the Prospectus. This indemnity will be in addition to any liability which the Company may otherwise have.

(b)  The Underwriter agrees to indemnify and hold harmless the Company and each of the officers and directors of the Company who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter in Paragraph 10(a), but only with respect to any untrue statement or alleged untrue statement of any material fact contained in, or any omission or alleged omission to state a material fact required to be stated in, any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or necessary to make the statements therein not misleading or in any application made solely in reliance upon, and in conformity with, information furnished to the Company by the Underwriter expressly for use in the preparation of such Preliminary Prospectus, the Registration Statement or Prospectus. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. Notwithstanding the foregoing, the Underwriter shall have no liability under this Paragraph 10(b) if any such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus, and the Prospectus is delivered to the person or persons alleging the liability upon which indemnification is being sought.

(c)  If any action is brought against the Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing, the Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of the action, including the employment and fees of counsel (reasonably satisfactory to the Underwriter) and payment of expenses. The Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action. If the Company shall have employed counsel to have charge of the defense or shall previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to any Underwriter or controlling person in investigating, preparing or defending any such action or claim. Each indemnified party shall promptly notify the Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers or directors or controlling persons in connection with the issue and sale of the Common Stock, Warrants, Warrants Shares, Underwriter's Option and Underwriter's Warrants or in connection with the Registration Statement or Prospectus.

(d)  In order to provide for just and equitable contribution under the Act in any case in which: (i) the Underwriter makes a claim for indemnification pursuant to Paragraph 10 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 10 provides for indemnification of such case; or (ii) contribution under the Act may be required on the part of the Underwriter in circumstances for which indemnification is provided under this Paragraph 10, then, and in each such case, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Underwriter is responsible for the portion represented by dividing the total compensation received by the Underwriter herein by the total purchase price of all Common Stock and Warrants sold in the public offering and the Company is responsible for the remaining portion; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company, and the Underwriter. As used in this Paragraph 10, the term "Underwriter" includes any officer, director, or other person who controls the Underwriter within the meaning of Section 15 of the Act, and the word "Company" includes any officer, director or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company to the full extent permitted by law. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement.

(e)  Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have to any other party other than for contribution hereunder.

In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The indemnification provisions contained in this Paragraph 10 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

11.  Representations, Warranties, Agreements to Survive Delivery. The respective indemnity and contribution agreements by the Underwriter and the Company contained in Paragraph 10 hereof, and the covenants, representations and warranties of the Company set forth in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriter or on its behalf or by or on behalf of any person who controls the Underwriter, or by the Company or any controlling person of the Company or any director or any officer of the Company, (ii) acceptance of any of the Common Stock and Warrants and payment therefor, or (iii) any termination of this Agreement, and shall survive the delivery of the Common Stock and Warrants and any successor of the Underwriter or the Company, or of any person who controls the Underwriter or the Company or any other indemnified party, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Underwriter and the Company contained in this Paragraph 11 shall be in addition to any liability which the Underwriter and the Company may otherwise have.

12.  Effective Date of This Agreement and Termination Thereof.

(a)  This Agreement shall become effective at 10:00 A.M., New York time, on the first full business day following the day on which the Underwriter and the Company receive notification that the Registration Statement became effective.

(b)  This Agreement may be terminated by the Underwriter by notifying the Company at any time on or before the Closing Date, if in the Underwriter's judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriter for the resale of the Common Stock and Warrants agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree, (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date herein), (iv) a banking moratorium having been declared by federal or New York State authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification having been received by the Company of the threat of any such proceeding or action, which could materially adversely affect the Company, (vii) the Company is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs, (viii) the passage by the Congress of the United States or by any state legislative body of similar impact, or any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriter to have a material impact on the business, financial condition or financial statements of the Company, (ix) any adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement, or (x) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business.

(c)  If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Paragraph 12, the Company shall be notified promptly by the Underwriter by telephone or facsimile, confirmed by letter.

(d)  If this Agreement shall not become effective by reason of an election of the Underwriter pursuant to this Paragraph 12 or if this Agreement shall not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any undertaking, or to satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Underwriter, in addition to the obligations assumed by the Company pursuant to Paragraph 8 herein, will be to reimburse the Underwriter for the following: (i) Blue Sky counsel fees and expenses to the extent set forth in Paragraph 8(a)(iv); (ii) Blue Sky filing fees; and (iii) such reasonable out-of-pocket expenses of the Underwriter (including the fees and disbursements of their counsel), to the extent set forth in Paragraph 8(c), in connection with this Agreement and the proposed offering of the Units, but in no event to exceed the sum of $10,000 less such amounts already paid.

Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Paragraph 8 and 10 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

13.  Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or telegraphed and confirmed to Crusader Securities, LLC, 230 Park Avenue, Suite 1000, New York, NY, 10169, Attention: Blair West; and, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to the Company at Renewable Energy Acquisition Corp., 7078 East Fish Lake Road, Suite 800, Minneapolis, Minnesota 55311 attn: Craig Laughlin with a copy thereof to: Parsons Behle & Latimer, PLC, One Utah Center, 201 South Main St., Suite 1800, Salt Lake City, UT 84111-2218

14.  Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriter, the Company and the controlling persons, directors and officers referred to in Paragraph 10 hereof, and their respective successors, legal representatives and assigns, and no other person, shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

15.  Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

16.  Governing Law and Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Paragraph 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

17.  Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto

If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours, RENEWABLE ENERGY ACQUISITION CORP.

By:
Name: Title

Accepted as of the date first above written:

CRUSADER SECURITIES, LLC

By:

Name:
Title: